Exhibit 10.4

PLEDGE AGREEMENT

PLEDGE AGREEMENT, dated as of July 30, 2013, among Renaissance Parent Corp., a Delaware corporation (“Holdings”), Renaissance Acquisition Corp., which on the Closing Date shall be merged with Gardner Denver, Inc. (with Gardner Denver, Inc. as the merged company, the “U.S. Borrower”), each of the Subsidiaries listed on the signature pages hereto or that becomes a party hereto pursuant to Section 30 hereof (each such Subsidiary being a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”; the Subsidiary Pledgors and the U.S. Borrower are referred to collectively as the “Pledgors”) and UBS AG, Stamford Branch, as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of the Secured Parties.

W I T N E S S E T H:

WHEREAS, the U.S. Borrower is party to the Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among the U.S. Borrower, other Borrowers from time to time party thereto, Holdings, the Lenders from time to time party thereto and UBS AG, Stamford Branch, as Administrative Agent and as Collateral Agent;

WHEREAS, (a) pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrowers, the Swingline Lender has agreed to make Swingline Loans and the Letter of Credit Issuer has agreed to issue Letters of Credit for the account of the Borrowers and the Restricted Subsidiaries upon the terms and subject to the conditions set forth therein and (b) one or more Cash Management Banks or Hedge Banks may from time to time enter into Secured Cash Management Agreements or Secured Hedge Agreements with Holdings and/or its Subsidiaries;

WHEREAS, pursuant to the Guarantee, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee”), each Pledgor has agreed to unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, to the Collateral Agent for the benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined below);

WHEREAS, the proceeds of the Loans, the issuance of the Letters of Credit and the provision of Secured Cash Management Agreements and Secured Hedge Agreements will be used in part to enable the Borrowers to make valuable transfers to the Pledgors in connection with the operation of their respective businesses;

WHEREAS, each Pledgor acknowledges that it will derive substantial direct and indirect benefit from the making of the Loans and the issuance of the Letters of Credit and the provision of Secured Cash Management Agreements and Secured Hedge Agreements;

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans and to the obligation of the Letter of Credit Issuer to issue Letters of Credit under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Collateral Agent for the benefit of the Secured Parties; and

WHEREAS, (a) the Pledgors are the legal and beneficial owners of the Equity Interests, described in Schedule 1 hereto and issued by the entities named therein (such Equity Interests are, together with any Equity Interests of the issuer of such Equity Interests or any other Subsidiary directly held by any Pledgor in the future (the “After-acquired Shares”), in each case, except to the extent excluded from the Collateral for the applicable Obligations pursuant to the last paragraph of Section 2 below, referred to collectively herein as the “Pledged Shares”) and (b) each of the Pledgors is the legal and beneficial owner of the Indebtedness described in Schedule 1 hereto (together with any other Indebtedness owed to any Pledgor hereafter and required to be pledged pursuant to Section 9.12 of the Credit Agreement, the “Pledged Debt”);

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans, the Swingline Lender to to make Swingline Loans and the Letter of Credit Issuers to issue Letters of Credit for the account of the Borrowers and the Restricted Subsidiaries under the Credit Agreement and to induce one or more Lenders or Affiliates of Lenders to enter into Secured Cash Management Agreements and Secured Hedge Agreements with Holdings and/or its Subsidiaries, the Pledgors hereby agree with the Collateral Agent, for the benefit of the Secured Parties, as follows:

1.       Defined Terms.

(a)     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b)     “Authorized Representative” means, with respect to any Pari Passu Obligations, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Pari Passu Obligations is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

(c)     “Collateral” shall have the meaning provided in Section 2.

(d)     “Equity Interests” shall mean, collectively, Stock and Stock Equivalents.

(e)     “Intercreditor Agreement” shall have the meaning provided in Section 26.

(f)     “Obligations” shall mean the Obligations (as defined in the Credit Agreement) and any Pari Passu Obligations.

(g)     “Pari Passu Agreement” shall mean any indenture, credit agreement or other agreement, if any, pursuant to which any Borrower has or will incur Pari Passu Obligations; provided that, in each case, the Indebtedness thereunder has been designated as Pari Passu Obligations pursuant to and in accordance with Section 27.

(h)     “Pari Passu Obligations” shall mean any principal, interest (including any interest accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding with respect to any Borrower, whether or not such interest is an allowed claim under applicable state, federal or foreign law), premium, penalties, fees, indemnifications, reimbursements, damages and other liabilities, and guarantees of payment of such principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under any Pari Passu Agreement, in each case, that have been designated as Pari Passu Obligations pursuant to and in accordance with Section 27; provided that for the avoidance of doubt, no obligations in respect of Pari Passu Obligations shall constitute “Obligations” hereunder unless the Authorized Representative for the holders of such Pari Passu Obligations has executed a Pari Passu Secured Party Consent and has become a party to the Intercreditor Agreement.

(i)     “Pari Passu Secured Parties” shall mean the holders from time to time of Pari Passu Obligations.

(j)     “Pari Passu Secured Party Consent” shall mean a consent in the form of Annex B to this Security Agreement executed by the Authorized Representative of any holders of Pari Passu Obligations pursuant to Section 27.

(k)     “Proceeds” and any other term used herein or in the Credit Agreement without definition that is defined in the UCC has the meaning given to it in the UCC.

(l)     “Secured Parties” shall have the meaning assigned to such term in the Security Agreement.

(m)     “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

(n)     The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and Section references are to Sections of this Pledge Agreement unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

(o)     The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2.       Grant of Security. Each Pledgor hereby transfers, assigns and pledges to the Collateral Agent, for the benefit of the Secured Parties, and grants to the Collateral Agent, for the benefit of the Secured Parties, a lien on and a security interest in (the “Security Interest”) all of such Pledgor’s right, title and interest in, to and under the following, whether now owned or existing or at any time hereafter acquired or existing (collectively, the “Collateral”):

(a)     the Pledged Shares held by such Pledgor and the certificates representing such Pledged Shares and any interest of such Pledgor in the entries on the books of the issuer of the Pledged Shares or any financial intermediary pertaining to the Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares.

(b)     the Pledged Debt and the instruments evidencing the Pledged Debt owed to such Pledgor, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt; and

(c)     to the extent not covered by clauses (a) and (b) above, respectively, all Proceeds of any or all of the foregoing Collateral.

Notwithstanding the foregoing, the Collateral for the Obligations shall not include any Excluded Stock and Stock Equivalents.

3.       Security for Obligations. This Pledge Agreement secures the payment of all the Obligations of each Credit Party. Without limiting the generality of the foregoing, this Pledge Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by any of the Credit Parties to the Secured Parties under the Credit Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Credit Party.

4.       Delivery of the Collateral. All certificates or instruments, if any, representing or evidencing the Collateral shall be promptly delivered to and held by or on behalf of the Collateral Agent pursuant hereto to the extent required by the Credit Agreement and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default, subject to the Intercreditor Agreements, and with notice to the relevant Pledgor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Shares. Each delivery of Collateral (including any After-acquired Shares) shall be accompanied by a notice to the Collateral Agent describing the securities theretofore and then being pledged hereunder.

5.       Representations and Warranties. Each Pledgor represents and warrants as follows:

(a)     Schedule 1 hereto (i) correctly represents as of the Closing Date (A) the issuer, the certificate number, the Pledgor and the record and beneficial owner, the number and class and the percentage of the issued and outstanding Equity Interests of such class of all Pledged Shares and (B) the issuer, the initial principal amount, the Pledgor and holder, date of issuance and maturity date of all Pledged Debt and (ii) together with the comparable schedule to each supplement hereto, includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder. Except as set forth on Schedule 1, and except for Excluded Stock and Stock Equivalents, the Pledged Shares represent all (or 66% in the case of pledges of the Voting Stock of Foreign Subsidiaries) of the issued and outstanding Equity Interests of each class of Equity Interests in the issuer on the Closing Date.

(b)     Such Pledgor is the legal and beneficial owner of the Collateral pledged or assigned by such Pledgor hereunder free and clear of any Lien, except for Permitted Liens and the Lien created by this Pledge Agreement.

(c)     As of the Closing Date, the Pledged Shares pledged by such Pledgor hereunder have been duly authorized and validly issued and, in the case of Pledged Shares issued by a corporation, are fully paid and non-assessable.

(d)     The execution and delivery by such Pledgor of this Pledge Agreement and the pledge of the Collateral pledged by such Pledgor hereunder pursuant hereto create a legal, valid and enforceable security interest in such Collateral (with respect to Collateral consisting of the Equity Interests of Foreign Subsidiaries, to the extent the creation of such Security Interest is governed by the UCC) and, upon delivery of such Collateral to the Collateral Agent in the State of New York, shall constitute a fully perfected Lien on and security interest in the Collateral, securing the payment of the Obligations, in favor of the Collateral Agent for the benefit of the Secured Parties (with respect to Collateral consisting of the Equity Interests of Foreign Subsidiaries, to the extent the creation and perfection of such Security Interest is governed by the UCC), except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity.

(e)     Such Pledgor has full power, authority and legal right to pledge all the Collateral pledged by such Pledgor pursuant to this Pledge Agreement and this Pledge Agreement constitutes a legal, valid and binding obligation of each Pledgor (with respect to Collateral consisting of the Equity Interests of Foreign Subsidiaries, to the extent the enforceability of such Security Interest is governed by the UCC), enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity.

6.       Certification of Limited Liability Company, Limited Partnership Interests, Equity Interests in Foreign Subsidiaries and Pledged Debt.

(a)     In the event that any Equity Interests in any Subsidiary that is organized as a limited liability company or limited partnership and pledged hereunder shall be represented by a certificate, the applicable Pledgor shall cause the issuer of such interests to elect to treat such interests as a “security” within the meaning of Article 8 of the Uniform Commercial Code of its jurisdiction of organization or formation, as applicable, by including in its organizational documents language substantially similar to the following and, accordingly, such interests shall be governed by Article 8 of the Uniform Commercial Code:

“The Partnership/Company hereby irrevocably elects that all membership interests in the Partnership/Company shall be securities governed by Article 8 of the Uniform Commercial Code of [jurisdiction of organization or formation, as applicable]. Each certificate evidencing partnership/membership interests in the Partnership/Company shall bear the following legend: “This certificate evidences an interest in [name of Partnership/LLC] and shall be a security for purposes of Article 8 of the Uniform Commercial Code.” No change to this provision shall be effective until all outstanding certificates have been surrendered for cancellation and any new certificates thereafter issued shall not bear the foregoing legend.”

(b)     Each Pledgor will comply with Section 9.12 of the Credit Agreement.

(c)     In the event that any Equity Interests in any Foreign Subsidiary pledged hereunder are not represented by a certificate, the Pledgors agree not to permit such Foreign Subsidiary to issue Equity Interests represented by a certificate to any other Person.

7.       Further Assurances. Each Pledgor agrees that at any time and from time to time, at the expense of such Pledgor, it will execute or otherwise authorize the filing of any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Collateral Agent or the Administrative Agent may reasonably request, in order (x) to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including the priority thereof) or (y) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

8.       Voting Rights; Dividends and Distributions; Etc.

(a)     So long as no Event of Default shall have occurred and be continuing:

(i)     Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Pledge Agreement or the other Credit Documents.

(ii)     The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.

(b)     Subject to paragraph (c) below, each Pledgor shall be entitled to receive and retain and use, free and clear of the Lien created by this Pledge Agreement, any and all dividends, distributions, principal and interest made or paid in respect of the Collateral to the extent permitted by the Credit Agreement, as applicable; provided, however, that any and all noncash dividends, interest, principal or other distributions that would constitute Pledged Shares or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Shares or received in exchange for Pledged Shares or Pledged Debt or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

(c)     Upon written notice to a Pledgor by the Collateral Agent following the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreements,

(i)     all rights of such Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights during the continuance of such Event of Default, provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreements, to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived, each Pledgor will have the right to exercise the voting and consensual rights that such Pledgor would otherwise be entitled to exercise pursuant to the terms of Section 8(a)(i) (and the obligations of the Collateral Agent under Section 8(a)(ii) shall be reinstated);

(ii)     all rights of such Pledgor to receive the dividends, distributions and principal and interest payments that such Pledgor would otherwise be authorized to receive and retain pursuant to Section 8(b) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which, subject to the terms of the Intercreditor Agreements, shall thereupon have the sole right to receive and hold as Collateral such dividends, distributions and principal and interest payments during the continuance of such Event of Default. After all Events of Default have been cured or waived, the Collateral Agent shall repay to each Pledgor (without interest) all dividends, distributions and principal and interest payments that such Pledgor would otherwise be permitted to receive, retain and use pursuant to the terms of Section 8(b);

(iii)     all dividends, distributions and principal and interest payments that are received by such Pledgor contrary to the provisions of Section 8(b) shall be received in trust for the benefit of the Collateral Agent shall be segregated from other property or funds of such Pledgor and shall forthwith be delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsements); and

(iv)     in order to permit the Collateral Agent to receive all dividends, distributions and principal and interest payments to which it may be entitled under Section 8(b) above, to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to Section 8(c)(i) above, and to receive all dividends, distributions and principal and interest payments that it may be entitled to under Sections 8(c)(ii) and (c)(iii) above, such Pledgor shall from time to time execute and deliver to the Collateral Agent, appropriate proxies, dividend payment orders and other instruments as the Collateral Agent may reasonably request in writing, subject to the terms of the Intercreditor Agreements.

9.       Transfers and Other Liens; Additional Collateral; Etc. Subject to the terms of the Intercreditor Agreements, each Pledgor shall:

(a)     not (i) except as permitted by the Credit Agreement, sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or (ii) create or suffer to exist any consensual Lien upon or with respect to any of the Collateral, except for the Lien created by this Pledge Agreement provided that in the event such Pledgor sells or otherwise disposes of assets as permitted by the Credit Agreement, and such assets are or include any of the Collateral, upon the request of the applicable Pledgor the Collateral Agent shall release such Collateral to such Pledgor free and clear of the Lien created by this Agreement concurrently with the consummation of such sale; and

(b)     defend its and the Collateral Agent’s title or interest in and to all the Collateral (and in the Proceeds thereof) against any and all Liens (other than Permitted Liens and the Lien created by this Agreement), however arising, and any and all Persons whomsoever.

10.       Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints, which appointment is irrevocable and coupled with an interest, the Collateral Agent as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to take any action and to execute any instrument, in each case after the occurrence and during the continuance of an Event of Default (and with notice to such Pledgor), that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement, including to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend, distribution or principal or interest payment in respect of the Collateral or any part thereof and to give full discharge for the same.

11.       The Collateral Agent’s Duties. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.

12.       Remedies. Subject to the terms of the Intercreditor Agreements, if any Event of Default shall have occurred and be continuing:

(a)     The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC or any other applicable law (whether or not the UCC applies to the affected Collateral) and also may with notice to the relevant Pledgor, sell the Collateral or any part thereof in one or more parcels at public or private sale or sales, at any exchange broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent or any Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase all or any part of the Collateral so sold, and the Collateral Agent or such Secured Party may pay the purchase price by crediting the amount thereof against the Obligations. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Pledgor hereby waives any claim against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

(b)     The Collateral Agent shall apply the Proceeds of any collection or sale of the Collateral in the manner specified in Section 11.13 of the Credit Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

(c)     The Collateral Agent may exercise any and all rights and remedies of each Pledgor in respect of the Collateral.

(d)     All payments received by any Pledgor in respect of the Collateral after the occurrence and during the continuance of an Event of Default, shall be received in trust for the benefit of the Collateral Agent shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

13.       Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Pledgor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Pledgor and without notice to or further assent by any Pledgor, (a) any demand for payment of any of the Obligations made by the Collateral Agent or any other Secured Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Secured Party, (c) the Credit Agreement, the other Credit Documents and any other documents executed and delivered in connection therewith and the Secured Cash Management Agreements, Secured Hedge Agreements and any other documents executed and delivered in connection therewith and the Pari Passu Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Secured Hedge Agreement or Secured Cash Management Agreement, the Hedge Bank or Cash Management Bank party thereto or, in the case of any Pari Passu Agreement, the holders of the applicable Pari Passu Obligations) may deem advisable from time to time and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Pledge Agreement or any property subject thereto. When making any demand hereunder against any Pledgor, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on any Pledgor or any other Person, and any failure by the Collateral Agent or any other Secured Party to make any such demand or to collect any payments from any Pledgor or any other Person or any release of the Company or any Pledgor or any other Person shall not relieve any Pledgor in respect of which a demand or collection is not made or any Pledgor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any Pledgor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

14.       Continuing Security Interest; Assignments Under the Credit Agreement; Release.

(a)     This Pledge Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Pledgor and the successors and assigns thereof, and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, endorsees, transferees and assigns until all the Obligations under the Credit Documents and each Pari Passu Agreement (other than, in each case, any contingent indemnity obligations not then due, any Secured Hedge Obligations or any Secured Cash Management Obligations) shall have been satisfied by payment in full, the Commitments shall be terminated and all Letters of Credit have expired or terminated and after all Letter of Credit Outstandings have been reduced to zero (or all such Letters of Credit and Letter of Credit Outstandings have been Cash Collateralized in a manner reasonably satisfactory to the applicable Letter of Credit Issuers), notwithstanding that from time to time during the term of the Credit Agreement the Credit Parties may be free from any Obligations.

(b)     Any Pledgor shall automatically be released from its obligations hereunder and the Collateral of such Pledgor shall be automatically released (x) as it relates to the Obligations (as defined in the Credit Agreement) upon such Pledgor ceasing to be a Credit Party in accordance with Section 13.1 of the Credit Agreement and (y) as it relates to any Pari Passu Obligations, if it ceases to be a guarantor under such Pari Passu Agreement pursuant to the applicable provisions(s) of such Pari Passu Agreement.

(c)     The Collateral shall be automatically released from the Liens of this Agreement (x) as it relates to the Obligations (as defined in the Credit Agreement) (i) to the extent provided for in Section 13.1 of the Credit Agreement and (ii) upon the effectiveness of any written consent to the release of the security interest granted in such Collateral pursuant to Section 13.1 of the Credit Agreement and (y) as it relates to any Pari Passu Obligations, in whole or in part, as provided in any Pari Passu Agreement governing such obligations. Any such release in connection with any sale, transfer or other disposition of such Collateral permitted under the Credit Agreement and each Pari Passu Agreement shall result in such Collateral being sold, transferred or disposed of, as applicable, free and clear of the Liens of this Agreement.

(d)     In connection with any termination or release pursuant to the foregoing paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to any Pledgor or authorize the filing of, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Collateral Agent.

15.       Reinstatement. Each Pledgor further agrees that, if any payment made by any Credit Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the Proceeds of Collateral are required to be returned by any Secured Party to such Credit Party, its estate, trustee, receiver or any other Person, including any Pledgor, under any bankruptcy law, state, federal or foreign law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Pledgor in respect of the amount of such payment.

16.       Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement. All communications and notices hereunder to any Pledgor shall be given to it in care of Holdings at Holdings’ address set forth in Section 13.2 of the Credit Agreement.

17.       Counterparts. This Pledge Agreement may be executed by one or more of the parties to this Pledge Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

18.       Severability. Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

19.       Integration. This Pledge Agreement together with the other Credit Documents represents the agreement of each of the Pledgors with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth herein or in the other Credit Documents.

20.       Amendments in Writing; No Waiver; Cumulative Remedies.

(a)     None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Pledgor and the Collateral Agent in accordance with Section 13.1 of the Credit Agreement.

(b)     Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 20(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion.

(c)     The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

21.       Section Headings. The Section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

22.       Successors and Assigns. This Pledge Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Pledgor may assign, transfer or delegate any of its rights or obligations under this Pledge Agreement without the prior written consent of the Collateral Agent.

23.       WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

24.       Submission to Jurisdiction; Waivers. Each party hereto irrevocably and unconditionally:

(a)     submits for itself and its property in any legal action or proceeding relating to this Pledge Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State and County of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b)     consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same and not to commence or support any such action or proceeding in any other jurisdiction;

(c)     agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address referred to in Section 16 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

(d)     agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Secured Party) to sue in any other jurisdiction; and

(e)     waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 24 any special, exemplary, punitive or consequential damages.

25.       GOVERNING LAW. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

26.       Intercreditor Agreement. Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, are subject to the provisions of any First Lien Intercreditor Agreement and/or Second Lien Intercreditor Agreement (each, an “Intercreditor Agreement”). In the event of any conflict between the terms of any Intercreditor Agreement and the terms of this Agreement, the terms of such Intercreditor Agreement shall govern and control. No right, power or remedy granted to the Collateral Agent hereunder shall be exercised by the Collateral Agent, and no direction shall be given by the Collateral Agent, in contravention of any such Intercreditor Agreement.

27.       Pari Passu Obligations. On or after the date hereof and so long as expressly permitted by the Credit Agreement, the Borrowers may from time to time designate Indebtedness at the time of incurrence to be secured on a pari passu basis with the Obligations (as defined in the Credit Agreement) as Pari Passu Obligations hereunder by delivering to the Collateral Agent and each other Authorized Representative (a) a certificate signed by an Authorized Officer of the Borrowers (upon which the Collateral Agent may conclusively and exclusively rely) (i) identifying the obligations so designated and the aggregate principal amount or face amount thereof, (ii) stating that such obligations are designated as “Pari Passu Obligations” for purposes hereof, (iii) representing that such designation of such obligations as Pari Passu Obligations complies with the terms of the Credit Agreement and each then extant Pari Passu Agreement, (iv) specifying the name and address of the Authorized Representative for such obligations and (vi) stating that Pledgors have complied with their obligations hereunder, (b) a fully executed Pari Passu Secured Party Consent (in the form attached as Annex B) and (c) a fully executed joinder to any applicable Intercreditor Agreement. Each Authorized Representative agrees that upon the satisfaction of all conditions set forth in the preceding sentence, the Collateral Agent shall act as agent under and subject to the terms of the Security Documents for the benefit of all Secured Parties, including, without limitation, any Secured Parties that hold any such Pari Passu Obligations, and each Authorized Representative agrees to the appointment, and acceptance of the appointment, of the Collateral Agent as agent for the holders of such Pari Passu Obligations as set forth in each Pari Passu Secured Party Consent and agrees, on behalf of itself and each Secured Party it represents, to be bound by this Security Agreement and the Intercreditor Agreement. Notwithstanding the delivery of the Pari Passu Secured Party Consent set forth above, the Collateral Agent shall not be obligated to act as Collateral Agent for any New Secured Parties (as such term is defined in Exhibit B hereto) whatsoever or to execute any document whatsoever if in the sole judgment of the Collateral Agent doing so would impose, purport to impose or might reasonably be expected to impose upon the Collateral Agent any obligation or liability for which the Collateral Agent is not in its sole discretion adequately protected. In no event shall the Collateral Agent be subject to any document that it has not executed. No Pari Passu Secured Party Consent shall be effective until it has been accepted in writing by the Collateral Agent.

28.       Enforcement Expenses; Indemnification.

(a)     Each Pledgor agrees to pay any and all reasonable out of pocket expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Pledgor under this Pledge Agreement.

(b)     Each Pledgor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes that may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

(c)     Each Pledgor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Pledge Agreement to the extent the Borrowers would be required to do so pursuant to Section 13.5 of the Credit Agreement.

(d)     The agreements in this Section 28 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Credit Documents.

29.       Acknowledgments. Each party hereto hereby acknowledges that:

(a)     it has been advised by counsel in the negotiation, execution and delivery of this Pledge Agreement and the other Credit Documents to which it is a party;

(b)     neither the Collateral Agent nor any other Secured Party has any fiduciary relationship with or duty to any Pledgor arising out of or in connection with this Pledge Agreement or any of the other Credit Documents, and the relationship between the Pledgors, on the one hand, and the Collateral Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)     no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders and any other Secured Party or among the Plegdors and the Lenders and any other Secured Party.

30.       Additional Pledgors. Each Subsidiary that is required to become a party to this Pledge Agreement pursuant to Section 9.11 of the Credit Agreement shall become a Subsidiary Pledgor, with the same force and effect as if originally named as a Pledgor herein, for all purposes of this Pledge Agreement upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex A hereto. The execution and delivery of any instrument adding an additional Pledgor as a party to this Pledge Agreement shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GARDNER DENVER, INC., as Pledgor

By:
/s/ Brent A. Walters
Name: Brent A. Walters
Title: Vice President and Secretary

GARDNER DENVER INTERNATIONAL, INC., as Pledgor

By:
/s/ Michael McGrath
Name: Michael McGrath
Title: President

THOMAS INDUSTRIES INC., as Pledgor

By:
/s/ Michael McGrath
Name: Michael McGrath
Title: President

GARDNER DENVER HOLDINGS INC., as Pledgor

By:
/s/ Michael McGrath
Name: Michael McGrath
Title: President

[US Pledge Agreement]

RENAISSANCE PARENT CORP., as Pledgor

By:
/s/ Josh Weisenbeck
Name: Josh Weisenbeck
Title: Vice President

[US Pledge Agreement]

UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent

By:
/s/ Lana Gifas
Name: Lana Gifas
Title: Associate Director

[US Pledge Agreement]

SCHEDULE 1
TO THE PLEDGE AGREEMENT

Pledged Shares

S-1

Pledged Debt

S-2

ANNEX A
TO THE PLEDGE AGREEMENT

SUPPLEMENT NO. [    ] dated as of [            ] to the PLEDGE AGREEMENT (the “Pledge Agreement”), dated as of July 30, 2013, among Renaissance Parent Corp., a Delaware corporation (“Holdings”), Gardner Denver, Inc., a Delaware corporation (the “U.S. Borrower”), Gardner Denver Holdings GmbH & Co KG, a company organized under the laws of Germany (the “German Borrower”), GD First (UK) Limited, a company organized under the laws of England and Wales (the “UK Borrower” and, together with the German Borrower, the “Foreign Borrowers”), each of the Subsidiaries listed on the signature pages thereto or that becomes a party thereto pursuant to Section 30 thereof (each such Subsidiary being a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”; the Subsidiary Pledgors and the U.S. Borrower are referred to collectively as the “Pledgors”) and UBS AG, Stamford Branch, as Collateral Agent (the “Collateral Agent”) for the benefit of the Secured Parties.

A.     Reference is made to the Credit Agreement dated as of the date of the Pledge Agreement (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”) among the U.S. Borrower, the Foreign Borrowers, Holdings, the Lenders from time to time party thereto and UBS AG, Stamford Branch, as Administrative Agent, Collateral Agent, Swingline Lender and Letter of Credit Issuer and the Guarantee dated as of the date of the Pledge Agreement (as the same may be amended, restated, supplemented and or otherwise modified from time to time, the “Guarantee”), among the Guarantors party thereto and the Collateral Agent.

B.     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

C.     The Pledgors have entered into the Pledge Agreement in order to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement, to induce the Lenders to make their respective Loans to the Borrowers, the Swingline Lender to make Swingline Loans and the Letter of Credit Issuers to issue Letters of Credit for the account of the Borrowers and the Restricted Subsidiaries under the Credit Agreement and to induce one or more Lenders or Affiliates of Lenders to enter into Secured Cash Management Agreements and Secured Hedge Agreements with Holdings and/or its Subsidiaries.

D.     The undersigned Guarantors (each an “Additional Pledgor”) are (a) the legal and beneficial owners of the Equity Interests described in Schedule 1 hereto and issued by the entities named therein (such Equity Interests, together with any Equity Interests of the issuer of such Pledged Shares or any other Subsidiary held directly by any Additional Pledgor in the future (the “After-acquired Additional Pledged Shares”), in each case, except to the extent excluded from the Collateral for the applicable Obligations pursuant to the penultimate paragraph of Section 1 below, referred to collectively herein as the “Additional Pledged Shares”) and (b) the legal and beneficial owners of the Indebtedness described in Schedule 1 hereto (together with any other Indebtedness owed to any Additional Pledgor hereafter and required to be pledged pursuant to Section 9.12 of the Credit Agreement, the “Additional Pledged Debt”).

E.     Section 9.11 of the Credit Agreement and Section 30 of the Pledge Agreement provide that additional Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Additional Pledgor is executing this Supplement in accordance with the requirements of Section 9.11 of the Credit Agreement and Section 30 of the Pledge Agreement to pledge to the Collateral Agent for the benefit of the Secured Parties the Additional Pledged Shares and the Additional Pledged Debt and to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make their respective Loans to the Borrowers, the Swingline Lenders to make Swingline Loans and the Letter of Credit Issuers to issue Letters of Credit for the account of the Borrowers and the Restricted Subsidiaries under the Credit Agreement and to induce one or more Lenders or Affiliates of Lenders to enter into Secured Cash Management Agreements and Secured Hedge Agreements with Holdings and/or its Subsidiaries.

A-1

Accordingly, the Collateral Agent and each undersigned Additional Pledgor agree as follows:

SECTION 1.     Each Additional Pledgor by its signature hereby transfers, assigns and pledges to the Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of such Additional Pledgor’s right, title and interest in the following, whether now owned or existing or hereafter acquired or existing (collectively, the “Additional Collateral”):

(a)     the Additional Pledged Shares held by such Additional Pledgor and the certificates representing such Additional Pledged Shares and any interest of such Additional Pledgor in the entries on the books of the issuer of the Additional Pledged Shares or any financial intermediary pertaining to the Additional Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Pledged Shares; and

(b)     the Additional Pledged Debt and the instruments evidencing the Additional Pledged Debt owed to such Additional Pledgor, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Debt.

Notwithstanding the foregoing, the Additional Collateral for the Obligations shall not include any Excluded Stock and Stock Equivalents.

For purposes of the Pledge Agreement, the Collateral shall be deemed to include the Additional Collateral.

SECTION 2.     Each Additional Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor, and each Additional Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder. Each reference to a “Subsidiary Pledgor” or a “Pledgor” in the Pledge Agreement shall be deemed to include each Additional Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

SECTION 3.     Each Additional Pledgor represents and warrants as follows:

(a)     Schedule 1 hereto correctly represents as of the date hereof (A) the issuer, the certificate number, the Additional Pledgor and registered owner, the number and class and the percentage of the issued and outstanding Equity Interests of such class of all Additional Pledged Shares and (B) the issuer, the initial principal amount, the Additional Pledgor and holder, date of and maturity date of all Additional Pledged Debt. Except as set forth on Schedule 1 and except for Excluded Stock and Stock Equivalents, the Additional Pledged Shares represent all (or 65% in the case of pledges of the Voting Stock of Foreign Subsidiaries) of the issued and outstanding Equity Interests of each class of Equity Interests of the issuer on the date hereof.

A-2

(b)     Such Additional Pledgor is the legal and beneficial owner of the Additional Collateral pledged or assigned by such Additional Pledgor hereunder free and clear of any Lien, except for the Lien created by this Supplement to the Pledge Agreement.

(c)     As of the date of this Supplement, the Additional Pledged Shares pledged by such Additional Pledgor hereunder have been duly authorized and validly issued and, in the case of Additional Pledged Shares issued by a corporation, are fully paid and non-assessable.

(d)     The execution and delivery by such Additional Pledgor of this Supplement and the pledge of the Additional Collateral pledged by such Additional Pledgor hereunder pursuant hereto create a valid and perfected first-priority security interest in the Additional Collateral (with respect to Collateral consisting of the Equity Interests of Foreign Subsidiaries, to the extent the creation of such Security Interest is governed by the UCC), and upon delivery of such Additional Collateral to the Collateral Agent in the State of New York, shall constitute a fully perfected lien and security interest in the Additional Collateral (with respect to Collateral consisting of the Equity Interests of Foreign Subsidiaries, to the extent the creation and perfection of such Security Interest is governed by the UCC), securing the payment of the Obligations, in favor of the Collateral Agent for the benefit of the Secured Parties.

(e)     Such Additional Pledgor has full power, authority and legal right to pledge all the Additional Collateral pledged by such Additional Pledgor pursuant to this Supplement, and this Supplement constitutes a legal, valid and binding obligation of each Additional Pledgor (with respect to Collateral consisting of the Equity Interests of Foreign Subsidiaries, to the extent the enforceability of such Security Interest is governed by the UCC), enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity.

SECTION 4.     This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Collateral Agent and Holdings. This Supplement shall become effective as to each Additional Pledgor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such Additional Pledgor and the Collateral Agent.

SECTION 5.     Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

SECTION 6.   THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

A-3

SECTION 7.     Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Pledge Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.     All notices, requests and demands pursuant hereto shall be made in accordance with Section 16 of the Pledge Agreement. All communications and notices hereunder to each Additional Pledgor shall be given to it in care of Holdings at Holdings’ address set forth in Section 13.2 of the Credit Agreement.

[Signature Pages Follow]

A-4

IN WITNESS WHEREOF, each Additional Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

[NAME OF ADDITIONAL PLEDGOR]

By:
Name:
Title:

UBS AG, STAMFORD BRANCH, as Collateral Agent

By:
Name:
Title:

[Supplement to the Pledge Agreement]

SCHEDULE 1
TO SUPPLEMENT NO. [   ]
TO THE PLEDGE AGREEMENT

Pledged Shares

Record owner	Issuer	Certificate No.	Number of Shares	% of Shares Owned

Pledged Debt

Payee	Issuer	Principal Amount	Date of Instrument	Maturity Date

ANNEX B TO THE
PLEDGE AGREEMENT

[Form of]

PARI PASSU SECURED PARTY CONSENT

[Name of Pari Passu Secured Party]

[Address of Pari Passu Secured Party]

[Date]

The undersigned is the Authorized Representative for Persons wishing to become Secured Parties (the “New Secured Parties”) under (i) the Security Agreement, dated as of July 30, 2013 (as heretofore amended and/or supplemented, the “Security Agreement”), among Renaissance Parent Corp., a Delaware corporation (“Holdings”), Gardner Denver, Inc., a Delaware corporation (the “U.S. Borrower”), Gardner Denver Holdings GmbH & Co KG, a company organized under the laws of Germany, GD First (UK) Limited, a company organized under the laws of England and Wales, the other Grantors from time to time party thereto and UBS AG, Stamford Branch, as Collateral Agent (the “Collateral Agent”) and (ii) the Pledge Agreement, dated as of July 30, 2013 (as heretofore amended and/or supplemented, the “Pledge Agreement”), among the Holdings, U.S. Borrower, the Pledgors party thereto and the Collateral Agent. Terms used without definition herein have the meanings assigned to such term by the Security Agreement and the Pledge Agreement, as applicable.

In consideration of the foregoing, the undersigned hereby:

(i)     represents that the Authorized Representative has been duly authorized by the New Secured Parties to become a party to the Security Agreement and the Pledge Agreement on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Obligation”) and to act as the Authorized Representative for the New Secured Parties;

(ii)     acknowledges that the New Secured Parties have received copies of the Security Agreement, the Pledge Agreement and any Intercreditor Agreements;

(iii)     appoints and authorizes the Collateral Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Security Agreement, the Pledge Agreement and any Intercreditor Agreements as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto;

B-1

(iv)     accepts and acknowledges the terms of any Intercreditor Agreements and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Pari Passu Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the effective date of the Intercreditor Agreement and agrees that its address for receiving notices pursuant to the Security Documents (as defined in the Credit Agreement) shall be as follows:

[Address]

The Collateral Agent, by acknowledging and agreeing to this Pari Passu Secured Party Consent, accepts the appointment set forth in clause (iii) above.

THIS PARI PASSU SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

B-2

IN WITNESS WHEREOF, the undersigned has caused this Pari Passu Secured Party Consent to be duly executed by its authorized officer as of the ___ day __________, of 20__.

[NAME OF AUTHORIZED REPRESENTATIVE]

By:
Name:
Title:

Acknowledged and Agreed
UBS AG, Stamford Branch,
as Collateral Agent

By:
Name:
Title:

[●]
for itself and each other Pledgors party to the Pledge Agreement

By:
Name:
Title:

[Pari Passu Secured Party Consent]